                                                                     Exhibit 24


                                POWER OF ATTORNEY


         Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes Abraham S. Opatut and C. Herbert Schneider, and each of them singly, his true and lawful attorneys with full power to them, and each of them singly, to sign for him and in his name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he hereby ratifies and confirms his signature as it may be signed by said attorneys, or any of them, to any and all such amendments.

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
/s/ Abraham S. Opatut         Chairman of the Board                       April 10, 2001
---------------------
ABRAHAM S. OPATUT

/s/ C. Herbert Schneider      President and Chief Executive Officer       April 10, 2001
------------------------      (Principal executive officer)
C. HERBERT SCHNEIDER

/s/ Lewis H. Foulke           Vice President Finance                      April 10, 2001
-------------------           (Principal financial officer)
LEWIS H. FOULKE

/s/ Harry Horowitz            Vice Chairman of the Board                  April 10, 2001
------------------
HARRY HOROWITZ

/s/ James R. Johnson, Jr.     Director                                    April 10, 2001
-------------------------
JAMES R. JOHNSON, JR.

/s/ Jerry Kokes               Director                                    April 10, 2001
------------------
JERRY KOKES

/s/ Joe J. Mayes              Director                                    April 10, 2001
------------------
JOE J. MAYES

/s/ Steven I. Pfeffer         Director                                    April 10, 2001
---------------------
STEVEN I. PFEFFER

/s/ James N. Corcodilos       Director                                    April 10, 2001
-----------------------
JAMES N. CORCODILOS

/s/ Ross Wishnick             Director                                    April 10, 2001
-----------------
ROSS WISHNICK

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